UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 21, 2006

                          DIGITAL LIFESTYLES GROUP INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-27828                                          13-3779546
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     (Commission File Number)               (IRS Employer Identification No.)


  727 Brea Canyon Road #6, Walnut, CA                      91789
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (909) 869-0595
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On August 21, 2006, Digital Lifestyles Group Inc. (the "Company") issued a press release regarding the status of its periodic filings with the Securities and Exchange Commission ("SEC"). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     In the press release, the Company made certain statements about the status of its pending merger with Protron Digital Corporation. The statements related to the pending merger are not in any way intended to be a proxy solicitation pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 (the "Exchange Act"). A proxy statement expressing the Company's position regarding the merger agreement and the merger will be forthcoming to its stockholders in accordance with Rule 14-a(3) under the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

EXHIBIT
NUMBER            DESCRIPTION

Exhibit 99.1      Press Release dated August 21, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  DIGITAL LIFESTYLES GROUP, INC.
                                  (Registrant)


Date:  August 21, 2006            By: /s/ Andy Teng
                                      ------------------------------------------
                                      Andy Teng
                                      Chief Executive Officer, Chief Financial
                                      Officer and Director

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION

Exhibit 99.1      Press Release dated August 21, 2006